Exhibit 99.2
AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of October 14, 2008 by and among Washington Mutual, Inc., a corporation duly organized and existing under the laws of the State of Washington and having its principal office at 1301 Second Avenue, Seattle, WA 98101 (the “Company”), The Bank of New York Mellon Trust Company, N.A., a duly organized national bank, having a principal corporate trust office at 700 South Flower Street, Los Angeles, CA 90017 (the “Resigning Trustee”) and Law Debenture Trust Company Of New York, a banking corporation duly organized and existing under the laws of New York and having its principal corporate trust office at 400 Madison Avenue, 4th Floor, New York, New York 10017 (the “Successor Trustee”).
RECITALS:
     WHEREAS, there was originally authorized and issued $500 million aggregate principal amount of the Company’s 8.25% Subordinated Notes, $750 million aggregate principal amount of the Company’s 4.625% Subordinated Notes, and $500 million aggregate principal amount of the Company’s 7.25% Subordinated Notes, all under an Indenture dated as of April 4, 2000 by and between the Company and the Resigning Trustee (said Subordinated Notes are hereinafter referred to as “Securities” and said Indenture, as amended and supplemented from time to time, is hereinafter referred to as the “Indenture”);
     WHEREAS, Section 6.10(a) and 6.10(b) of the Indenture provides that the Trustee may at any time resign by giving written notice of such resignation to the Company, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;
     WHEREAS, Section 6.10(e) of the Indenture provides that, if the Trustee shall resign, the Company, by a Board Resolution, shall promptly appoint a successor Trustee;
     WHEREAS, Section 6.11 (a) of the Indenture provides that any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and

Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor Trustee;
     WHEREAS, the Resigning Trustee was appointed Security Registrar and Paying Agent by the Company;
     WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Security Registrar and Paying Agent to succeed Resigning Trustee under the Indenture; and
     WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Security Registrar and Paying Agent under the Indenture;
     NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:
ARTICLE ONE

THE RESIGNING TRUSTEE
     SECTION I. Pursuant to Section 6.10(b) of the Indenture, Resigning Trustee hereby notifies the Company that Resigning Trustee is hereby resigning as Trustee, Security Registrar and Paying Agent under the Indenture.
     SECTION II. Resigning Trustee hereby represents and warrants to Successor Trustee that:
(a)	No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best of the knowledge of the Responsible Officers of Resigning Trustee’s Corporate Trust Group, by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver.

(b)	There is no action, suit or proceeding pending or, to the best of the knowledge of the Responsible Officers assigned to Resigning Trustee’s Corporate Trust Group,

threatened against Resigning Trustee before any court or any governmental authority arising out of any action or omission by Resigning Trustee as Trustee under the Indenture.

(c)	As of the effective date of this Agreement, Resigning Trustee will hold no property under the Indenture.

(d)	Pursuant to Section 3.3 of the Indenture, Resigning Trustee duly authenticated and delivered Securities on or about the dates set forth below, in the principal amounts set forth below, as to which the amounts set forth below are still outstanding:

coupon	issue date	original principal	current outstanding
4.625%	3/16/2004	$750,000,000	$731,652,000
8.25%	3/30/2000	$500,000,000	$452,160,000
7.25%	10/25/2007	$500,000,000	$440,460,000
(e)	Each person who so authenticated the Securities was duly elected, qualified and acting as an officer of Resigning Trustee and empowered to authenticate the Securities at the respective times of such authentication and the signature of such person or persons appearing on such Securities is each such person’s genuine signature.

(f)	This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation.

(g)	To the actual knowledge of the responsible Officers of the Resigning Trustee’s Corporate Trust Group, after reasonable inquiry, no event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 5.1 of the Indenture other than the chapter 11 filing of the Company and events relating thereto (the “Chapter 11 Petition”).

     SECTION III. Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture and all the rights, powers and trusts of the Trustee under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, trusts and powers hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Security Registrar and Paying Agent.
     SECTION IV. Resigning Trustee shall deliver to Successor Trustee, as of or immediately after the effective date hereof, all of the documents listed on Exhibit A hereto.
ARTICLE TWO

THE COMPANY
     SECTION V. The Company hereby accepts the resignation of Resigning Trustee as Trustee, Security Registrar and Paying Agent under the Indenture.
     SECTION VI. The Secretary or Assistant Secretary of the Company who is attesting to the execution of this Agreement by the Company hereby certifies that Exhibit B annexed hereto is a copy of the Board Resolution(s) which was (were) duly adopted by the Board of Directors of the Company, which is (are) in full force and effect on the date hereof, and which authorizes (authorize) certain officers of the Company to (a) accept Resigning Trustee’s resignation as Trustee under the Indenture; (b) appoint Successor Trustee as Trustee under the Indenture; and (c) execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee under the Indenture.
     SECTION VII. The Company hereby appoints Successor Trustee as Trustee, Security Registrar and Paying Agent under the Indenture to succeed to, and hereby vests Successor Trustee with, all the rights, powers, duties and obligations of Resigning Trustee under the Indenture with like effect as if originally named as Trustee in the Indenture.

     SECTION VIII. Promptly after the effective date of this Agreement, the Company shall cause a notice, substantially in the form of Exhibit C annexed hereto, to be sent to each Holder of the Securities in accordance with the provisions of Section 6.10(f) of the Indenture.
     SECTION IX. The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:
(a)	The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Washington.

(b)	The Indenture was validly and lawfully executed and delivered by the Company and the Securities were validly issued by the Company.

(c)	Except as due to or as permitted by the filing of the Chapter 11 Petition, the Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indenture.

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 5.1 of the Indenture, other than the Chapter 11 Petition.

(e)	No covenant or condition contained in the Indenture has been waived by Company or, to the best of Company’s knowledge, by Holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

(f)	There is no action, suit or proceeding pending or, to the best of Company’s knowledge, threatened against the Company before any court or any governmental authority arising out of any action or omission by Company under the Indenture.

(g)	This Agreement has been duly authorized, executed and delivered on behalf of Company and constitutes its legal, valid and binding obligation.

(h)	All conditions precedent relating to the appointment of Law Debenture Trust Company of New York as successor Trustee under the Indenture have been complied with by the Company.

ARTICLE THREE

THE SUCCESSOR TRUSTEE
     SECTION X. Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:
(a)	Successor Trustee is not disqualified under the provisions of Section 6.8 and is eligible under the provisions of Section 6.9 of the Indenture to act as Trustee under the Indenture.

(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation.
     SECTION XI Successor Trustee hereby accepts its appointment as successor Trustee, Security Registrar and Paying Agent under the Indenture and accepts the rights, powers, duties and obligations of Resigning Trustee as Trustee under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee under the Indenture.
     SECTION XII. References in the Indenture to “Corporate Trust Office” or other similar terms shall be deemed to refer to the Corporate Trust Office of Successor Trustee at 400 Madison Avenue, 4th Floor, New York, New York 10017, or any other office of Successor Trustee at which, at any particular time, its corporate trust business shall be administered.

ARTICLE FOUR

MISCELLANEOUS
     SECTION XIII. Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     SECTION XIV. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on October 15, 2008.
     SECTION XV. Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of Section 6.7 of the Indenture. The Company acknowledges its obligation set forth in Section 6.7(c) of the Indenture to indemnify Resigning Trustee for, and to hold Resigning Trustee harmless against, any loss, liability and expense incurred without negligence or bad faith on the part of the Resigning Trustee and arising out of or in connection with the acceptance or administration of the trust evidenced by the Indenture (which obligation shall survive the execution hereof).
     SECTION XVI. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION XVII. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     SECTION XVIII. The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof.
     SECTION XIX. The parties hereto acknowledge that the Company has filed the Chapter 11 Petition. Neither the filing of the Chapter 11 Petition, the resignation of the Resigning Trustee, nor the appointment of the Successor Trustee shall enhance or detract from or otherwise affect the rights of any party hereto with respect to any claim arising under the Indenture or the

Securities, including without limitation the claims of the Resigning Trustee and the Successor Trustee for payment of their respective fees and expenses under the Indenture, or any defense to such claim, which rights and defenses are preserved.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed all as of the day and year first above written.

Washington Mutual, Inc.

Company

By:	/s/ Stewart Landefeld

Name: Stewart Landefeld
Title: Executive Vice President and Secretary
Address: 1301 Second Avenue, Seattle, WA 98101
Telephone number: 206-461-2000

The Bank of New York Mellon Trust Company, N.A.

Resigning Trustee

By:	/s/ Gary Bush

Name: Gary Bush
Title: Agent
Address: 101 Barclay Street,
New York, NY 10286
Telephone number: 212-815-2747

Law Debenture Trust Company of New York

Successor Trustee

By:	/s/ James D. Heaney

Name: James D. Heaney
Title: Vice President
Address: 400 Madison Avenue, 4th Floor
New York, New York 10017
Telephone number: 646-747-1252

EXHIBIT A
Documents to the extent available be delivered to Successor Trustee
1.	Executed copy of Indenture dated as of

2.	File of Closing Documents

3.	Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 7.4 of the Indenture.

4.	A copy of the most recent Compliance Certificate delivered pursuant to Section 1.2 of the Indenture.

5.	Copies of any official notices sent by the Trustee to all the Holders of the Notes pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee’s Annual Report to Holders, if any.

EXHIBIT B
CERTIFIED COPY OF RESOLUTIONS
OF
THE BOARD OF DIRECTORS
OF

     The undersigned,          , hereby certifies that he is the duly appointed, qualified and acting Secretary of                                         , a                                          corporation (the “Corporation”), and further certifies that the following is a true and correct copy of certain resolutions duly adopted by the Board of Directors of said Corporation as of                                          and that said resolutions have not been amended, modified or rescinded:
     RESOLVED, that the Corporation appoint                                          as successor Trustee (“Successor Trustee”) under the Indenture dated as of                     , (the “Indenture”) by and between the Corporation and                                          (the “Resigning Trustee”), as Trustee, pursuant to which the Corporation issued $                     aggregate principal amount of the Corporation’s                                         ; and that the Corporation accept the resignation of Resigning Trustee as Trustee under the Indenture, such resignation to be effective upon the execution and delivery by Successor Trustee to the Corporation of an instrument or instruments accepting such appointment as successor Trustee under the Indenture; and it is further
     RESOLVED, that the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Corporation be, and each of them hereby is, authorized, empowered and directed to execute and deliver in the name and on behalf of the Corporation an instrument or instruments appointing Successor Trustee as the successor Trustee and accepting the resignation of Resigning Trustee; and it is further
     RESOLVED, that the proper officers of the Corporation are hereby authorized, empowered and directed to do or cause to be done all such acts or things, and to execute and deliver, or cause to be executed or delivered, any and all such other agreements, amendments, instruments, certificates, documents or papers (including, without limitation, any and all notices and certificates required or permitted to be given or made on behalf of the Corporation to Successor Trustee or to Resigning Trustee), under the terms of any of the executed instruments in connection with the resignation of Resigning Trustee, and the appointment of Successor Trustee, in the name and on behalf of the Corporation as any of such officers, in his/her discretion, may deem necessary or advisable to effectuate or carry out the purposes and intent of the foregoing resolutions; and to exercise any of the Corporation’s obligations under the instruments and agreements executed on behalf of the Corporation in connection with the resignation of Resigning Trustee and the appointment of Successor Trustee.
IN WITNESS WHEREOF, I have hereunto set my hand as Secretary and have affixed the seal of the Corporation this        day of                                         , 20      .

By:
Name:
Title:

[SEAL]

EXHIBIT C
[COMPANY LETTERHEAD]
NOTICE
To the Holders of
NOTICE IS HEREBY GIVEN, pursuant to Section        of the Indenture dated as of                                          by and between                                                              (the “Company”) and                                         , as Trustee, that                           has resigned as Trustee under the Indenture.
Pursuant to Sections       and      , respectively, of the Indenture,                          , a corporation duly organized and existing under the laws of the State of                          , has accepted appointment as Trustee under the Indenture. The address of the Corporate Trust Office of                                          is
                                         resignation as Trustee and                                          appointment as successor Trustee were effective as of the opening of business on ________.
Dated: New York, New York
                              , 20 ___

Very truly yours,
By:
Name:
Title:

Notary Public